UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 18, 2021

PENN VIRGINIA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Virginia	1-13283	23-1184320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16285 Park Ten Place, Suite 500 Houston, Texas	77084
(Address of Principle Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 722-6500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	PVAC	The Nasdaq Global Select Market

Item 1.01.	Entry into a Material Definitive Agreement.

On August 18, 2021, Penn Virginia Corporation (the “Company”) entered into the Master Assignment, Agreement and Amendment No. 11 to Credit Agreement (the “RBL Amendment”) among Penn Virginia Holdings, LLC, a subsidiary of the Company, as borrower (the “Borrower”), the Company, certain subsidiaries of the Company party thereto, certain lenders party thereto, Wells Fargo Bank, National Association, as administrative agent (the “First Lien Agent”) and as an issuing lender, Citibank, N.A., as the issuer of certain letters of credit and such other persons identified as a “New Lender” on the signature pages thereto. The RBL Amendment, in addition to other changes described in the RBL Amendment, amends the Credit Agreement dated as of September 12, 2016 (as amended, supplemented or otherwise modified to date, the “Revolving Credit Agreement”) to, on the date of the closing of the merger with Lonestar Resources US Inc. and satisfaction of other conditions set forth in the RBL Amendment (the “Amendment Effective Date”), (1) increase the borrowing base under the Revolving Credit Agreement to $600 million, with aggregate elected commitments of $400 million, (2) remove certain availability restrictions that were imposed under the terms of the Agreement and Amendment No. 9 to Credit Agreement, dated as of January 15, 2021, among the Borrower, the Company, the subsidiaries of the Company party thereto, the lenders party thereto and the First Lien Agent, (3) remove minimum hedging requirements, (4) remove the first lien leverage ratio covenant, (5) remove PV Energy Holdings, L.P. and PV Energy Holdings GP, LLC as guarantors, and (6) extend the maturity date to the date that is the four year anniversary of the Amendment Effective Date.

The foregoing description of the RBL Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the RBL Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 regarding the RBL Amendment is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Master Assignment, Agreement and Amendment No. 11 to Credit Agreement, entered into and dated as of August 18, 2021, among Penn Virginia Holdings, LLC, as borrower, Penn Virginia Corporation, as holdings, certain subsidiaries of holdings party thereto, certain lenders party thereto, Wells Fargo Bank, National Association, as administrative agent for the lenders and as an issuing lender, Citibank, N.A., as the issuer of certain letters of credit and such other persons identified as a “New Lender” on the signature pages thereto.

104	The cover page from Penn Virginia Corporation’s Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 24, 2021	PENN VIRGINIA CORPORATION

	By:	/s/ Katherine J. Ryan
Katherine J. Ryan Vice President, Chief Legal Counsel and Corporate Secretary